The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.41

Final Version

REPLACEMENT VESTED STOCK APPRECIATION RIGHTS AGREEMENT

UNDER THE

HCIT HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN

THIS VESTED STOCK APPRECIATION RIGHTS AGREEMENT (the “Agreement”) between HCIT Holdings, Inc., a Delaware corporation (the “Company”), Change Healthcare, Inc., a Delaware corporation (“Change”), the individual named on the signature page hereto (the “Participant”) and solely for the purposes of Section 4(b), Section 6, Section 9 and Section 10 of this Agreement, the entities identified on the signature page hereto (the “Sponsor Entities”), is made as of the date set forth on such signature page.

R E C I T A L S:

WHEREAS, the Participant held vested Stock Appreciation Rights (as defined in the Plan) with respect to shares of common stock of Beagle Parent Corp., a Delaware corporation (n/k/a Change Healthcare, Inc.) (collectively, the “Vested Change SARs”);

WHEREAS, Change and McKesson Corporation (together with its affiliates, “McKesson”) have combined McKesson’s Technology Solutions business and Change’s business in a newly formed company, Change Healthcare LLC (the “JV”) and certain assets of Change were separated into a newly formed company, eRx Network Holdings, Inc. (“eRx”, and such transactions, the “Transaction”);

WHEREAS, the Company owns no less than approximately 30% of the voting power of the JV, with most of the remaining voting power of the JV owned by McKesson;

WHEREAS, the Company has assumed the Amended and Restated 2009 Equity Incentive Plan of Change Healthcare, Inc. and amended and restated the plan in the form attached hereto as Exhibit A (as amended, the “Plan”), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan;

WHEREAS, in connection with the formation of eRx, the Participant was granted a vested Stock Appreciation Right with respect to shares of common stock of eRx in exchange for a portion of the Vested Change SARs, as provided pursuant to a separate Stock Appreciation Right Agreement among eRx, Change and the Participant;

WHEREAS, all of the Participant’s remaining Vested Change SARs were exchanged in connection with the Transaction for a combination of cash and a number of vested Stock Appreciation Rights (the “Vested SARs”)(the “SAR Award”) with respect to shares of common stock of the Company (the “Shares”) specified on the Participant signature page hereto; and

WHEREAS, all of the Participant’s unvested Stock Appreciation Rights with respect to shares of common stock of Change were exchanged in connection with the Transaction for a number of unvested Stock Appreciation Rights with respect to the Shares, as

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

provided pursuant to a separate Stock Appreciation Right Agreement among the Company, Change and the Participant, and for an unvested Stock Appreciation Right with respect to shares of common stock of eRx, as provided pursuant to a separate Stock Appreciation Right Agreement among eRx, Change and the Participant.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Definitions. Whenever the following terms are used in this Agreement, they shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

(a) Change of Control: “Change of Control” shall have the meaning ascribed to such term in the Plan.

(b) Expiration Date: The tenth anniversary of the Original Date of Grant applicable to the SAR Award.

(c) Original Date of Grant: The “Original Date of Grant” specified on the signature page hereto.

(d) Services: “Services” shall mean (i) a Participant’s employment if the Participant is an Employee of the Company or the JV, or any of their respective Subsidiaries on the date hereof, (ii) a Participant’s services as a Consultant or independent contractor, if the Participant is a Consultant to or independent contractor of the Company or the JV, or any of their respective Subsidiaries on the date hereof, and (iii) a Participant’s services as a Director, if the Participant is a non-employee director of the board of directors of the Company or the JV, or any of their respective Subsidiaries on the date hereof.

(e) Stockholders’ Agreement: The Stockholders’ Agreement entered into by and among the Company, the JV, McKesson, the Company’s stockholders, and the other parties thereto dated as of March 1, 2017, attached hereto as Exhibit B, as may be amended or supplemented from time to time in accordance with the terms thereof, or any other similar agreement of one or more stockholders of the Company or a successor or issuer who assumes the SAR Award granted under this Agreement designated by the Committee as a “Stockholders’ Agreement”.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

2. Grant of Replacement SAR Award; Payment of Cash. In exchange for the cancelation of the Vested Change SARs, the Company hereby (a) grants to the Participant the vested Stock Appreciation Rights, on the terms and conditions hereinafter set forth, with respect to the number of Shares as set forth on the signature page hereto, subject to adjustment as set forth in the Plan and this Agreement, and subject to the terms and conditions set forth in this Agreement and the Plan and (b) agrees to pay in cash to the Participant an aggregate amount equal to the “Cash Amount” set forth on the signature page hereto; provided, that such cash payment will be made by the JV or its designee. The grant price with respect to the Stock Appreciation Right granted pursuant to this SAR Award shall be the “Grant Price” specified on the signature page hereto.

3. Vesting of the SAR Award. The number of Vested SARs set forth on the signature page hereto shall be fully vested on the date of this Agreement.

4. Exercise of SAR Award.

(a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the SAR Award at any time prior to the Expiration Date. Notwithstanding the foregoing, if the Participant ceases to provide Services prior to the Expiration Date, the SAR Award shall remain exercisable for the period set forth below:

(i) Retirement, Death or Disability. If the Participant ceases to provide Services due to the Participant’s Retirement or death, or by the Company or JV during the Participant’s Disability, the Participant may exercise the SAR Award during the period ending on the earlier of (x) one year following such cessation of Services and (y) the Expiration Date;

(ii) Termination by the Company Other than for Cause, and Other than Due to Death or Disability. If the Participant’s cessation of Services is by the Company or the JV, not for Cause and not due to the Participant’s death or Disability, the Participant may exercise the SAR Award during the period ending on the earlier of (x) 120 days following such cessation of Services and (y) the Expiration Date;

(iii) Termination by the Participant Other than for Retirement. If the Participant voluntarily ceases to provide Services other than for Retirement, the SAR Award shall terminate in full and cease to be exercisable on the 30th day following such termination; and

(iv) Termination by the Company for Cause; Restricted Activity. If the Participant’s provision of Services is terminated by the Company or the JV for Cause or the Participant violates any provision of Section 5 of this Agreement, or any non-competition, non-solicitation, confidentiality, non-disparagement or other similar agreement between the Participant and the Company or any of its Affiliates which may be entered into with any member of the Company Group from time to time (a “Restrictive Covenant Violation”), the SAR Award shall immediately terminate in full and cease to be exercisable.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Notwithstanding the foregoing, if the date the SAR Award would otherwise terminate or expire occurs during a period when trading in the Shares is prohibited by the Company’s insider trading policy (or a Company-imposed “blackout period”), then the Expiration Date or termination date shall be automatically be extended until the thirtieth (30th) day following the expiration of such prohibition.

(b) Method of Exercise.

(i) Subject to Section 4(a) of this Agreement and notwithstanding Section 6.4 of the Plan, the SAR Award may be exercised (in whole or in part) by delivering to the Company at its principal office written notice of intent to so exercise (an “Exercise Notice”), which specifies the number of Stock Appreciation Rights subject to the SAR Award which are being exercised; provided that, the SAR Award may be exercised with respect to whole Stock Appreciation Rights only.

(ii) Upon the Company’s determination that the SAR Award may be validly exercised as to the specified number of Stock Appreciation Rights subject to the SAR Award and specified in the Exercise Notice, the Company and the Sponsor Entities shall settle such Stock Appreciation Rights, and such Stock Appreciation Rights shall be settled, by delivery to the Participant of a number Shares equal to (A) the number of Shares subject to the exercised Stock Appreciation Rights, reduced by (B) a number of Shares having a Fair Market Value on the date of the Exercise Notice equal to the aggregate Grant Price due in respect of such Stock Appreciation Rights. The Participant shall not have any rights to dividends or other rights of a stockholder with respect to Shares deliverable in respect of Stock Appreciation Rights subject to the SAR Award until the Participant has given written notice of exercise of the SAR Award; has satisfied any other conditions imposed by the Committee pursuant to the Plan, if applicable; and such Shares have been delivered to the Participant. Each Sponsor Entity shall be responsible for delivering to the Company for transfer to the Participant a number of Shares based on its percentage set forth on the signature page hereto (and, if the Sponsor Entity does not own a sufficient number of Shares to fulfill its obligations hereunder, such Sponsor Entity shall pay to the Company (for payment to the Participant) an amount in cash equal to the Fair Market Value of the Shares otherwise required to be delivered hereunder).

(iii) Any portion of the SAR Award, to the extent not exercised on the earliest (the “Exercise Event”) to occur (following the date hereof) of (A) a registered initial public offering of the Company’s common equity securities, (B) the first date on which the Sponsor Entities and their respective Affiliates cease to own 50% of the maximum aggregate number of Shares held by them from time to time or (C) the expiration of the SAR Award pursuant to Section 4(a) above, shall be deemed to be exercised on the Exercise Event as though the Participant had properly delivered an Exercise Notice with respect to the entire SAR Award in accordance with Section 4(b)(i) hereof. The parties agree that no portion of the Vested Change SARs were exercised prior to the date hereof.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(iv) To the extent the Company issues certificates in the Participant’s name for Shares delivered by the Sponsor Entities as a result of exercise of the SAR Award, the Sponsor Entities and the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to the Participant, any loss by the Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

(v) Notwithstanding any other provision of the Plan or this Agreement to the contrary, absent an available exemption to registration or qualification, no portion of the SAR Award may be exercised prior to the completion of any registration or qualification of a Stock Appreciation Right or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable; provided, that the Company shall use commercially reasonable efforts to take such actions as are necessary and appropriate to register or qualify the Shares subject to the Stock Appreciation Right so it may be exercised.

(vi) In the event of the Participant’s death, the SAR Award shall remain exercisable by the Participant’s executor or administrator, or the person or persons to whom the Participant’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a) of this Agreement. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

(vii) As a condition to the exercise of any portion of the SAR Award evidenced by this Agreement, the Participant shall execute the Stockholders’ Agreement designated by the Committee (provided that, if the Participant is already a party to the Stockholders’ Agreement, then any Shares acquired as a result of the exercise of any portion of the SAR Award shall automatically become subject to such agreements without any further action).

5. Confidential Information; Post-Service Obligations.

(a) Terms of Agreement. The terms of this Agreement constitute confidential information, which Participant shall not disclose to anyone other than Participant’s spouse, attorneys, tax advisors, or as required by law. The Company and its Affiliates (which for purposes of this Section 5 will include the JV and eRx and their Affiliates) may disclose the terms of this Agreement, provided, that for the purposes of this Section 5, The Blackstone Group, L.P., Hellman & Friedman LLC, McKesson and any of their respective Affiliates (other than the Company and its Subsidiaries and the JV and its Subsidiaries and eRx and its Subsidiaries) shall not be considered “Affiliates” of the Company.

(b) Restrictive Covenants. The Participant acknowledges and agrees that the Participant has agreed to certain covenants regarding non-competition, non-solicitation, non-disparagement, confidentiality, and other restrictions, which are contained herein or are hereby incorporated by reference, and are in consideration for Participant’s receiving the grant of the

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SAR Award under this Agreement and right to benefits upon certain cessations of Services as provided in Section 4(a), receiving other benefits provided in this Agreement and elsewhere, and access to Confidential Information of the Company Group. For this purpose, “Confidential Information” means and includes the confidential and/or proprietary information and/or trade secrets of the Company Group that have been developed or used and/or will be developed and that cannot be obtained readily by third parties from outside sources, and any references to “affiliates” in any provisions or agreements related to non-disparagement entered into by the Participant shall be deemed to include The Blackstone Group, L.P., Hellman & Friedman LLC, and McKesson.

6. Repayment of Proceeds. If the Participant’s Services are terminated by a Service Recipient for Cause or a Restrictive Covenant Violation occurs, or a Service Recipient discovers after any cessation of Services that grounds for a termination with Cause existed at the time thereof, then the Participant shall be required to pay to the Company or the Company’s designee (for payment to the Sponsor Entities pro-rata in the percentages set forth on the signature page hereto), within 10 business days’ of the request from the Company or any Sponsor Entity to the Participant therefor so long as such request is provided to the Participant within the 18 months immediately following the Participant’s cessation of Services (or in the case of a Restrictive Covenant Violation, 18 months from the date of the Service Recipient’s actual knowledge of such Restrictive Covenant Violation), an amount equal to the excess, if any, of the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) the Participant received upon the sale or other disposition of, or distributions in respect of, Shares acquired under the SAR Award. Any reference in this Agreement to grounds existing for a termination with Cause shall be determined without regard to any notice period, cure period or other procedural delay or event required prior to finding of, or termination for, Cause. The foregoing remedy shall not be exclusive.

7. No Right to Continued Provision of Services. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, as a director to, or in any consulting relationship to, the Service Recipient or any Affiliate thereof. Further, the Service Recipient or any Affiliate thereof may at any time cease to engage the Participant to provide Services, or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

8. Legend on Certificates. The certificates representing the Shares received upon exercise of the SAR Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed or quoted or market to which the Shares are admitted for trading and, any applicable federal or state or any other applicable laws and the Company’s Certificate of Incorporation and Bylaws (regardless of the stop transfer orders or other restrictions applicable to such Shares when held by any Sponsor Entity, if any), and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

9. Transferability. The SAR Award, and the Stock Appreciation Rights granted hereunder, may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, each Sponsor Entity, or any of their respective Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the SAR Award or any Stock Appreciation Right to heirs or legatees of the Participant shall be effective to bind the Company and each Sponsor Entity unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions thereof. During the Participant’s lifetime, the SAR Award is exercisable only by the Participant.

10. Withholding. Upon the exercise of any portion of the SAR Award, or at any such time as required under applicable law, the Participant shall be required to pay to the Company, each Sponsor Entity, or any of their respective Affiliates designated by the Committee, in cash and the Company (or, if applicable, each Sponsor Entity), or the applicable Affiliates shall have the right and are authorized to withhold any applicable withholding taxes in respect of the SAR Award, its exercise, or any payment or transfer under or with respect to the SAR Award and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. Notwithstanding the foregoing, at any time when the Company’s Shares are listed on a national or regional securities exchange or market system, or Share prices are quoted on the Over the Counter Bulletin Board, the Participant may elect to have such withholding obligation satisfied by surrendering to the Company, each Sponsor Entity, or any of their respective Affiliates a number of Shares obtained upon the exercise of the SAR Award (but only to the extent of the minimum withholding required by law), and the Shares so surrendered by the Participant shall be credited against any such withholding obligation at the Fair Market Value of such Shares on the date of such surrender.

11. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the SAR Award, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

12. Notices. Any notice under this Agreement shall be addressed as follows:

if to the Company or any Sponsor Entity:

HCIT Holdings, Inc.

c/o Change Healthcare, Inc.

3055 Lebanon Pike, Suite 1000

Nashville, TN 37214

Attention: General Counsel

Fax: [fax number]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

with copies (which shall not constitute notice) to:

The Blackstone Group, L.P.

345 Park Avenue

New York, NY 10152

Attention: Neil P. Simpkins

Tel: [telephone number]

Fax: [fax number]

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Gregory Grogan

Tel: [telephone number]

Fax: [fax number]

If to the Participant:

At the address appearing in the personnel records of the Company or the JV for the Participant.

Following the date hereof, notice may be delivered to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

14. SAR Award Subject to Plan and Stockholders’ Agreement. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and the Stockholders’ Agreement. The SAR Award and the Shares received upon exercise of the SAR Award are subject to the Plan and the Stockholders’ Agreement. For the avoidance of doubt, the SAR Award shall be subject to the adjustment and modification provisions of the Plan and any such adjustment or modification shall be binding on each Sponsor Entity. The terms and provisions of the Plan and the Stockholders’ Agreement, as each may be amended from time to time are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. In the event of a conflict between any term or provision contained herein and a term or provision of the Stockholders’ Agreement, the applicable terms and provisions of the Stockholders’ Agreement will govern and prevail. In the event of a conflict between any applicable term or provision of the Plan and any term or provision of the Stockholders’ Agreement, the applicable terms and provisions of the Stockholders’ Agreement will govern and prevail.

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

15. Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination shall materially diminish the rights of the Participant hereunder without the consent of the Participant unless such action is made in accordance with the terms of the Plan.

16. Entire Agreement. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof, provided, that if any member of the Company Group is a party to one or more agreements with Participant related to the matters subject to Section 5, such other agreements shall remain in full force and effect and continue in addition to this Agreement, including, for the avoidance of doubt, those certain covenants set forth in any Trade Secret and Proprietary Information Agreement and/or Company Protection Agreement entered into with a member of the Company Group (which covenants do not supersede or replace any other confidentiality, non-competition, non-solicitation, non-disparagement or similar agreement entered into between the Participant and any member of the Company Group to the extent that such agreement is more protective of the business of the Company Group), and provided further, that to the extent a Participant is party to any agreement that would, by its terms, vary the terms of this Agreement (other than with respect to the matters subject to Section 5 hereof) or the Stockholders’ Agreement (or provide more favorable rights and remedies to the Participant), such terms will be deemed amended and shall not apply to the SAR Award granted herein or any Shares acquired upon exercise of the SAR Award. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, other than as specifically provided for herein.

17. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[The remainder of this page intentionally left blank.]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Participant:

Name: Howard Lance

Date: March 1, 2017
Address:

	Original Date of Grant	Number of SARs	Grant Price per Share	Aggregate Cash Amount
Vested SARs (formerly time-vesting Vested Change SARs and 2x Vested Change SARs)	May 22, 2013

[Signature Page - Replacement SARs for SARs of Change Healthcare, Inc.]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Agreed and accepted:

HCIT HOLDINGS, INC.

By:
Name:
Title:

[Signature Page - Replacement SARs for SARs of Change Healthcare, Inc.]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Agreed and accepted:

CHANGE HEALTHCARE, INC.

By:
Name:
Title:

[Signature Page - Replacement SARs for SARs of Change Healthcare, Inc.]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Solely for the purposes of Sections 4(b) (Method of Exercise), 6 (Repayment of Proceeds), 9 (Transferability), and 10 (Withholding) of this Agreement, agreed and accepted:

BLACKSTONE CAPITAL PARTNERS VI L.P.

Percentage: 56.446577%

By: BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By:
Name: Neil P. Simpkins
Its: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

Percentage: 0.009109%

By: BCP VI SIDE-BY-SIDE GP L.L.C., its general partner

By:
Name: Neil P. Simpkins
Its: Senior Managing Director

[Signature Page - Replacement SARs for SARs of Change Healthcare, Inc.]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI- ESC L.P.

Percentage: 0.477671%

By: BCP VI SIDE-BY-SIDE GP, L.L.C., its general partner

By:
Name: Neil P. Simpkins
Its: Senior Managing Director

BLACKSTONE EAGLE PRINCIPAL TRANSACTION PARTNERS L.P.

Percentage: 42.031491%

By: BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By: BMA VI L.L.C., its sole member

By:
Name: Neil P. Simpkins
Its: Senior Managing Director

GSO COF Facility LLC

Percentage: 1.035152%

GSO CAPITAL PARTNERS LP, as collateral manager

By:
Name:
Its:

[Signature Page - Replacement SARs for SARs of Change Healthcare, Inc.]

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit A

Plan

(Distributed Separately)

The Registrant has requested confidential treatment of this draft registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit B

Stockholders’ Agreement

(Distributed Separately)